Firstar Special Growth Fund

December 11, 1998


Supplement to the Prospectus
Dated February 1, 1998


We are pleased to inform you about the following changes in the management of Firstar Special Growth Fund and to provide you with background on the managers. Federal securities regulations require us to notify you whenever a portfolio manager of a fund changes.

Effective December 1998-

Todd Krieg and Matthew D'Attilio co-manage the Special Growth Fund. Mr. Krieg is the Director of Equity Research and a Senior Vice President and Senior Portfolio Manager of FIRMCO. Mr. Krieg has been with Firstar since 1992 and has six years of investment management experience. Mr. Krieg has managed the Fund since September 1, 1994. Mr. D'Attilio is a Vice President and Portfolio Manager of FIRMCO and has been with Firstar since 1993. He has five years of investment management experience. Mr. Krieg and Mr. D'Attilio are Chartered Financial Analysts.